Ivy Funds

Supplement dated September 29, 2017 to the

Ivy Funds Statement of Additional Information

dated July 5, 2017

as supplemented July 14, 2017 and August 18, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the second sentence of the second full paragraph in the “Trust Shares — The Shares of the Funds” section on page 143:

Class B and Class C shares that have been held by a shareholder for eight and ten years, respectively, will convert, automatically, eight and ten years, respectively, after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

Supplement	Statement of Additional Information	1